SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2020

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 30, 2020 (the “Closing Date”), Everglades Merger Sub Inc. (“Merger Sub”), a Delaware corporation and wholly owned indirect subsidiary of Waste Management, Inc. (the “Company”), a Delaware corporation, merged with and into Advanced Disposal Services, Inc. (“Advanced Disposal”), a Delaware corporation, with Advanced Disposal continuing as the surviving corporation (the “Merger”) pursuant to the previously announced Agreement and Plan of Merger, dated as of April 14, 2019 (the “Original Merger Agreement”), as amended by Amendment No. 1, dated as of June 24, 2020 (the “Merger Agreement Amendment”) (as amended by the Merger Agreement Amendment, the “Merger Agreement”), by and among the Company, Merger Sub and Advanced Disposal. As a result of the Merger, Advanced Disposal became a wholly owned indirect subsidiary of the Company.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth under the Introductory Note is incorporated by reference into this Item 2.01.

At the effective time of the Merger (the “Effective Time”), each share of Advanced Disposal common stock, par value $0.01 per share (“Advanced Disposal Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares of Advanced Disposal Common Stock (i) owned by the Company, Merger Sub or Advanced Disposal or any of their respective subsidiaries or (ii) for which appraisal rights were demanded properly in accordance with Section 262 of the General Corporation Law of the State of Delaware) was converted into the right to receive $30.30 per share in cash, without interest (the “Per Share Merger Consideration”).

At the Effective Time, each vested and unvested option of Advanced Disposal Common Stock with a per share exercise price less than the Per Share Merger Consideration that was outstanding at the Effective Time was converted into the right to receive a cash amount equal to the product of (i) the number of shares of Advanced Disposal Common Stock subject to the option multiplied by (ii) the excess of the Per Share Merger Consideration over the per-share exercise price of such option, net of taxes. At the Effective Time, each performance share unit award outstanding as of immediately prior to the Effective Time was converted into the right to receive a cash payment equal to the product of (i) the number of shares of Advanced Disposal Common Stock equal to the greater of (x) the target number of shares of Advanced Disposal Common Stock with respect to such performance share unit award and (y) the number of shares of Advanced Disposal Common Stock that was considered earned under the terms of such performance share unit award based on the year-end results of Advanced Disposal for the 2019 fiscal year multiplied by (ii) the Per Share Merger Consideration, net of taxes.

At the Effective Time, each restricted share unit award and restricted share award outstanding immediately prior to the Effective Time was converted into the right to receive a cash payment equal to the product of (i) the number of shares of Advanced Disposal Common Stock subject to such restricted share unit award or restricted share award multiplied by (ii) the Per Share Merger Consideration, net of taxes.

The aggregate consideration used by the Company to consummate the Merger (including the funds required to pay for all equity securities of Advanced Disposal in connection with the Merger) was approximately $4.65 billion, which amount was funded through a combination of credit facilities and commercial paper.

The foregoing description of the effects of the Merger and the Merger Agreement, and the transactions contemplated thereby, is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement. A copy of the Merger Agreement was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 15, 2019, and is incorporated herein by reference. A copy of the Merger Agreement Amendment was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 24, 2020, and is incorporated herein by reference. Substantially concurrently with the Effective Time, the transactions contemplated by the Securities and Asset Purchase Agreement (the “Purchase Agreement”) dated June 24, 2020 (as amended by Amendment No. 1 to the Securities and Asset Purchase Agreement dated July 29, 2020, by Amendment No. 2 to the Securities and Asset Purchase Agreement dated October 9, 2020 and by Amendment No. 3 to the Securities and Asset Purchase Agreement dated October 30, 2020) by and among the Company, Advanced Disposal, GFL Holdco (US), LLC and GFL Environmental Inc. (solely for the purposes set forth in the Purchase Agreement) were consummated.

Item 8.01. Other Events.

On the Closing Date, the press release attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01 was issued announcing the completion of the Merger.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated April 14, 2019, by and among Advanced Disposal Services, Inc., Waste Management, Inc. and Everglades Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed with the SEC on April 15, 2019).

2.2*	Amendment No. 1, dated as of June 24, 2020, to the Agreement and Plan of Merger, dated April 14, 2019, by and among Advanced Disposal Services, Inc., Waste Management, Inc. and Everglades Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed with the SEC on June 24, 2020).

99.1	Press Release dated October 30, 2020.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

* Pursuant to Item 601(b)(2) of Regulation S-K, exhibits and schedules to the Merger Agreement have been omitted and will be supplementally provided to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: October 30, 2020	By:	/s/ Charles C. Boettcher

Charles C. Boettcher
Executive Vice President, Corporate
Development & Chief Legal Officer